Exhibit 99.2

FIRST AMENDMENT TO GUARANTY

THIS FIRST AMENDMENT TO GUARANTY (this “Amendment”) is dated January 8, 2026 (the “First Amendment Effective Date”), and is made by and between SKY HARBOUR HOLDINGS III LLC, a Delaware limited liability company (the “Guarantor”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the hereinafter defined Guaranty).

RECITALS

WHEREAS, the Guarantor delivered that certain Guaranty dated as of September 4, 2025 (the “Guaranty”) to the Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, the Guarantor has requested that the Administrative Agent amend certain provisions of the Guaranty, and the Administrative Agent (with the consent of the Required Lenders) is willing to make such amendments, in each case, in the manner and on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

1.      Definitions. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Guaranty and the Credit Agreement (as defined in the Guaranty).

2.        Amendments to the Guaranty. Effective as of the First Amendment Effective Date in accordance with Section 5 hereof:

2.1         Section 1.1 of the Guaranty is hereby amended to insert the following defined terms in the appropriate alphabetical order therein:

“First Amendment Effective Date” means January 8, 2026.

“OG Surplus Facility Cash Flow Funds” has the meaning assigned to it in Section 3.2(b).

“OG Surplus Facility Cash Flow Release Conditions” means each of the following conditions: (a) the requested OG Surplus Facility Cash Flow Release Date shall be a Business Day occurring on or after the later of (i) January 1, 2027 and (ii) three (3) months after the Capitalized Interest End Date, (b) there are funds in excess of $800,000 on deposit in the Facility Cash Flow Account on the requested OG Surplus Facility Cash Flow Release Date, and (c) to the extent there is a deficiency in any of the accounts under Section 5.18(a)(D), Section 5.18(a)(E) or Section 5.18(a)(F) of the Credit Agreement, there are sufficient funds on deposit (in addition to the minimum amount of funds held pursuant to subsection (b) above) in the Facility Cash Flow Account to cover such aggregate deficiency and such funds are applied to remedy each such deficiency.

“OG Surplus Facility Cash Flow Release Date” means the first Business Day of a calendar month.

2.2         Section 3.2 of the Guaranty is hereby amended in its entirety and the following is inserted in lieu thereof:

Section 3.2   Facility Cash Flow Account. (a) No later than January 1, 2027, and at all times thereafter until the full and final payment and satisfaction of all of the Obligations, the Guarantor shall establish and maintain a deposit account with the Administrative Agent designated as the “Facility Cash Flow Account” (the “Facility Cash Flow Account”), and shall cause all Facility Cash Flows received from the Parent Guarantor to be deposited therein immediately upon receipt. Within thirty (30) days of the First Amendment Effective Date, the Guarantor shall execute and deliver a deposit account control agreement, blocked account control agreement or such other similarly styled agreement with the Administrative Agent and a depository bank, in form and substance satisfactory to the Administrative Agent.

(b)       Upon the written request of the Guarantor, as acknowledged by the Parent Guarantor, the Administrative Agent shall transfer amounts on deposit in the Facility Cash Flow Account to the Guarantor or a deposit account designated by the Guarantor for use in accordance with Section 3.3 (funds released pursuant to this Section 3.2(b) are referred to herein as “OG Surplus Facility Cash Flow Funds”); provided that, to request any transfer pursuant to this Section 3.2(b), the Guarantor shall deliver an executed certificate to the Administrative Agent, in substantially the form of Exhibit A, certifying that the OG Surplus Facility Cash Flow Release Conditions have been satisfied and that no Default has occurred and is continuing; provided further that, the Guarantor may not request the transfer of amounts on deposit in the Facility Cash Flow Account more than one (1) time in any one-month period.

2.3          Article 3 of the Guaranty is hereby amended to add the following section immediately after Section 3.2 therein:

Section 3.3 OG Surplus Facility Cash Flow Funds. The Guarantor will not use OG Surplus Facility Cash Flow Funds for any purpose other than (a) the distribution or transfer to the Parent Guarantor for the payment of general and administrative expenses of the Parent Guarantor, (b) the payment of current interest or principal (and any related redemption premium) on Indebtedness of the Parent Guarantor or Indebtedness guaranteed by the Parent Guarantor, (c) to deposit or transfer such funds into a separate account of an Affiliate of the Parent Guarantor as security for the payment of principal of or interest on Indebtedness of the Parent Guarantor or Indebtedness guaranteed by the Parent Guarantor, or (d) to transfer such funds, directly or indirectly, as an equity contribution to a Borrower for use as a capital contribution of such Borrower for an Approved Eligible Project. For the avoidance of doubt, OG Surplus Facility Cash Flow Funds do not constitute revenues or other income that must be deposited by the Parent Guarantor or a Borrower into a Revenue Account under Section 5.18 of the Credit Agreement, and the release of the OG Surplus Facility Cash Flow Funds from the Facility Cash Flow Account to the Parent Guarantor or to a deposit account designated by the Parent Guarantor are governed only by the conditions set forth in Section 3.2(b) of this Guaranty.

2.4         The Guaranty is hereby amended to add Exhibit A in the form attached hereto as Annex A.

3.      Representations and Warranties. To induce the Administrative Agent to enter into this Amendment for the benefit of the Secured Parties, the Guarantor represents and warrants as follows:

3.1        Incorporation of Representations and Warranties from Guaranty. The representations and warranties of the Guarantor set forth in the Guaranty are true and correct on and as of the First Amendment Effective Date.

3.2        Absence of Default. Before and after giving effect to this Amendment, there has been no Default or Event of Default of any provision of the Guaranty or any other Loan Documents.

3.3       Power and Authority. The Guarantor has the limited liability company power, and has taken all necessary limited liability company action, to authorize this Amendment and the Guaranty as amended hereby, and to execute, deliver and perform its obligations under this Amendment and the Guaranty as amended hereby, in accordance with their respective terms.

3.4        Binding Obligation. This Amendment has been duly executed and delivered by one or more duly authorized officers of the Guarantor, and this Amendment constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.        Conditions Precedent.  This Amendment shall become effective as of the First Amendment Effective Date, subject to the satisfaction of each of the following conditions precedent:

4.1        The Administrative Agent shall have received a fully executed copy of this Amendment from the Guarantor, with the written consent of the Required Lenders.

4.2        The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders) of counsel for the Guarantor, covering such matters relating to this Amendment, in form and substance satisfactory to the Administrative Agent. The Guarantor hereby requests such counsel to deliver such opinion.

4.3       All legal requirements provided herein and otherwise reasonably requested by the Administrative Agent incident to the execution, delivery and performance of this Amendment and the transactions contemplated thereby, shall be reasonably satisfactory to the Administrative Agent.

5.     Full Force and Effect.  Except as amended by this Amendment, the Guaranty shall continue in full force and effect. The parties hereby acknowledge and agree that any term or provision of any of the Loan Documents which refers to the Guaranty shall be deemed to refer to the Guaranty, as amended by this Amendment.

6.       Effect Limited.  The amendments set forth above shall be limited precisely as written and shall not be deemed to be amendments to any other transaction or of any other term or condition of the Guaranty or any of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Guarantor to a consent to, or a waiver, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Guaranty or any other Loan Document in similar or different circumstances.

7.       Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

8.       Governing Law; Jurisdiction; Consent to Service of Process; and Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 4.5 AND 4.6 OF THE GUARANTY SHALL APPLY TO THIS AMENDMENT IN THE SAME MANNER AS THEY BY THEIR RESPECTIVE TERMS APPLY TO THE GUARANTY.

9.      Legal Fees.  The Guarantor shall pay the reasonable legal fees and expenses of counsel to the Administrative Agent in accordance with the terms of the Credit Agreement. Such fees shall be paid promptly by the Guarantor following presentation of an invoice by such counsel.

[signature pages immediately follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the First Amendment Effective Date.

SKY HARBOUR HOLDINGS III LLC, as the Guarantor

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer

First Amendment to Guaranty
Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Allyson Goetschius
Allyson Goetschius
Executive Director

First Amendment to Guaranty
Signature Page

CONSENTED TO THIS _____ DAY OF JANUARY, 2026:

DNT ASSET TRUST, as Lender

By:	/s/ Allyson Goetschius
Allyson Goetschius
Executive Director

First Amendment to Guaranty
Signature Page

Annex A

EXHIBIT A

FORM OF OG SURPLUS FACILITY CASH FLOW FUNDS CERTIFICATE

________________________, 20___

JPMorgan Chase Bank, N.A.

383 Madison Avenue, 3rd Floor

New York, New York 10179

Mail Code: NY1-M165

Attention: Allyson Goetschius, Janice Fong or Cameron Compertore

Tel No: (212) 270-0335, (212) 270-3762, or (212) 270-8445

Fax No: (917) 849-0272 or (917) 464-0884

Email:  allyson.l.goetschius@jpmorgan.com
janice.r.fong@jpmorgan.com
cameron.compertore@jpmorgan.com

and

JPMorgan Chase Bank, N.A.

JPMorgan Loan Services

JPM-Delaware Loan Operations

500 Stanton Christiana Road, NCC5, Floor 01

Newark, Delaware 19713

Attention: Nate Molloy

Telephone:  (302) 455-3225

Fax No: (201) 244-3628

Email:  PFG_Servicing@jpmorgan.com

Ladies and Gentlemen:

Reference is hereby made to the Guaranty dated as of September 4, 2025 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) from SKY HARBOUR HOLDINGS III LLC, a Delaware limited liability company (the “Guarantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties (as defined in the hereinafter referenced Credit Agreement). Each initially capitalized term used herein, and not otherwise defined herein, has meaning given it in the Guaranty or the Credit Agreement (as defined in the Guaranty).

Pursuant to Section 3.2(b) of the Guaranty, the undersigned hereby certifies to the Administrative Agent that:

1.       The undersigned is a Responsible Officer.

Exhibit A-1

2.      The undersigned has reviewed the Loan Documents and the books and records of the Guarantor and has conducted such other examinations and investigations as are reasonably necessary to provide reasonable detail of the matters covered in this Certificate.

3.       As of the date of this Certificate, no Default has occurred or is continuing.

4.       The requested OG Surplus Facility Cash Flow Release Date is _______ __,20__.1

5.      There shall be funds in excess of $800,000 on deposit in the Facility Cash Flow Account on the requested OG Surplus Facility Cash Flow Release Date.

6.     To the extent there is a deficiency in any of the accounts under Section 5.18(a)(D), Section 5.18(a)(E) or Section 5.18(a)(F) of the Credit Agreement, there are sufficient funds on deposit (in addition to the minimum amount of funds held pursuant to paragraph 5 above) in the Facility Cash Flow Account to cover such aggregate deficiency and such funds shall be applied to remedy each such deficiency.

[signature on the following page]

1 OG Surplus Facility Cash Flow Release Date shall be the first Business Day of a calendar month.

Exhibit A-2

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SKY HARBOUR HOLDINGS III LLC, as Guarantor

By:
Name:
Title:

ACKNOWLEDGED:

SKY HARBOUR CAPITAL II LLC, as Borrower Representative

By:
Name:
Title:

Exhibit A-3